________________________________________________________________________________



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                  FORM 8-K/A #5


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 20, 2003


                              DHB INDUSTRIES, INC.
               __________________________________________________
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-22429                  11-3129361
________________________________________________________________________________
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)


          555 Westbury Avenue
         Carle Place, New York                                          11514
________________________________________                              __________
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (516) 997-1155
                                                           ______________


                                       N/A
          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



________________________________________________________________________________

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         This Form 8-K/A #5 amends the Form 8-K/A #4 filed by DHB Industries, Inc. (the "Company") on November 25, 2003, reporting that on August 20, 2003, the Company was notified that Grant Thornton LLP ("Grant Thornton") had decided to resign as the Company's independent accountant. Grant Thornton had served as the Company's independent accountants since May 29, 2002. Prior to May 29, 2002, Paritz & Company P.A. served as the Company's independent accountants since January 23, 1998. Paritz & Company P.A. issued their report on the Company's financial statements for the year ended December 31, 2001. Grant Thornton issued their report on the Company's financial statements for the year ended December 31, 2002. This Form 8-K/A is being filed solely for the purpose of filing with the Securities and Exchange Commission (the "Commission") and, pursuant to Item 304(a)(3) of Regulation S-K, a letter from Grant Thornton LLP ("Grant Thornton") dated December 1, 2003, addressed to the Commission, stating whether or not they agree with the statements made by the Company in the Form 8-K and, if not, stating the respects in which they do not agree (the "Grant Thornton Letter"). The Grant Thornton Letter is filed herewith as Exhibit 16.1 and is incorporated herein by reference.

         During the Company's most recent fiscal years, the opinion of Grant Thornton did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's most recent fiscal years and through August 20, 2003, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports.

         During the Company's most recent fiscal years and through August 20, 2003, there were no "reportable events" as listed in Item 304(a)(1)(v)(A)-(D) of Regulation S-K adopted by the Securities and Exchange Commission (the
"Commission") except that Grant Thornton notified the Company that, in connection with its audit of the Company's consolidated financial statements for the year ended December 31, 2002 for filing with the Company's Form 10-K/A, it identified certain deficiencies involving internal control it considered to be significant deficiencies that, in the aggregate, constituted material weaknesses under standards established by the American Institute of Certified Public Accountants. These deficiencies included the failure to disclose certain related party transactions in the Company's Form 10-K for the fiscal year ended December 31, 2002, the Company's reliance on substantial outside assistance from outside professionals in preparing the Company's financial statements and understaffing in the Company's accounting and finance department. The Company filed its Form 10-K for the fiscal year ended December 31, 2002 on March 31, 2003. The Company subsequently amended this Form 10-K on July 24, 2003 to fully disclose the related party transactions. After further review, Grant Thornton reissued their audit report in the Company's Form 10-K/A, which states that the Company's consolidated financial statements presented fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of December 31, 2002 and the consolidated results of its operations and consolidated cash flows for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

         Grant Thornton formally notified the Company of these deficiencies on the date of their resignation. The Company's Audit Committee did not discuss these deficiencies with Grant Thornton before their resignation. The Company has authorized Grant Thornton to discuss the subject matter of each material weakness identified with the successor auditor subsequently engaged as the principal accountant to audit the Company's financial statements. The Company is in the process of taking the necessary steps to address each of the deficiencies identified by Grant Thornton. The Company's Board of Directors engaged Weiser LLP as its new independent accountants, and the Company filed a Form 8-K on September 2, 2003, when this selection was made.

         On September 9, 2003, the Company filed as Exhibit 16.1 on Form 8-K/A #1 a letter dated September 5, 2003, from Grant Thornton addressed to the Commission, stating pursuant to Item 304(a)(3) of Regulation S-K whether or not they agreed with the statements made by the Company in the Form 8-K and, if not, stating the respects in which they did not agree (the "Grant Thornton Letter"). In response to the Grant Thornton Letter, Jerome Krantz, chairman of the Company's Audit Committee, sent Grant Thornton a letter on September 9, 2003, regarding the first bullet in the Grant Thornton Letter (the "Krantz Letter"). The Krantz Letter states that, prior to Mr. Krantz's receipt of the Grant Thornton Letter on August 20, 2003, no representative of Grant Thornton informed Mr. Krantz of Grant Thornton's belief that there existed significant deficiencies constituting material weaknesses in the Company's internal controls. Moreover, the Krantz Letter states that at no point before receiving the Grant Thornton Letter did he understand Grant Thornton as suggesting that Grant Thornton viewed any deficiency to be material to the Company. Finally, the Krantz Letter states that Grant Thornton, who reviewed the Company's Form 10-Q for the quarterly period ended June 30, 2003 before the Company filed it with the Securities and Exchange Commission, did not assert that any changes or additions to the Form 10-Q should be made or otherwise suggest that the Company's representations in the Form 10-Q regarding internal controls were anything other than accurate during the August 13, 2003 conversation or otherwise.

         The Company has provided Grant Thornton with a copy of the Form 8-K/A #4 prior to its filing with the Commission and requested Grant Thornton to furnish the Company with a letter addressed to the Commission stating whether or not they agree with the statements made by the Company in response to this Item 4 and, if not, stating the respects to which they do not agree. The Company requested that Grant Thornton provide the Company with such letter as promptly as possible so that the Company can file the letter with the Commission within ten business days after filing this report on Form 8-K. The Company has filed as an exhibit hereto the response of Grant Thornton to such disclosures.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 1, 2003, regarding change in certifying accountant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DHB INDUSTRIES, INC.

Date:  December 1, 2003                     By:  /s/ DAWN M. SCHLEGEL
                                                 _______________________________
                                                 Name:   Dawn M. Schlegel
                                                 Title:  Chief Financial Officer



                                  EXHIBIT INDEX



EXHIBIT                    DESCRIPTION

 16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated December 1, 2003, regarding change in certifying accountant.